Intangible assets	12 Months Ended
Mar. 31, 2021
Intangible assets
Intangible assets

 10. Intangible assets

The statement of financial position contains significant intangible assets, mainly in relation to goodwill and licences and spectrum. Goodwill, which arises when we acquire a business and pay a higher amount than the fair value of its net assets primarily due to the synergies we expect to create, is not amortised but is subject to annual impairment reviews. Licences and spectrum are amortised over the life of the licence. For further details see “Critical accounting judgements and key sources of estimation uncertainty” in note 1 to the consolidated financial statements.

Accounting policies

Identifiable intangible assets are recognised when the Group controls the asset, it is probable that future economic benefits attributed to the asset will flow to the Group and the cost of the asset can be reliably measured. Identifiable intangible assets are recognised at fair value when the Group completes a business combination. The determination of the fair values of the separately identified intangibles, is based, to a considerable extent, on management’s judgement.

Goodwill

Goodwill arising on the acquisition of an entity represents the excess of the cost of acquisition over the Group’s interest in the net fair value of the identifiable assets, liabilities and contingent liabilities of the entity recognised at the date of acquisition.

Goodwill is initially recognised as an asset at cost and is subsequently measured at cost less any accumulated impairment losses. Goodwill is not subject to amortisation but is tested for impairment annually or whenever there is evidence that it may be impaired. Goodwill is denominated in the currency of the acquired entity and revalued to the closing exchange rate at each reporting period date.

Negative goodwill arising on an acquisition is recognised directly in the income statement.

On disposal of a subsidiary or a joint arrangement, the attributable amount of goodwill is included in the determination of the profit or loss recognised in the income statement on disposal.

Finite lived intangible assets

Intangible assets with finite lives are stated at acquisition or development cost, less accumulated amortisation. The amortisation period and method is reviewed at least annually. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortisation period or method, as appropriate, and are treated as changes in accounting estimates.

Licence and spectrum fees

Amortisation periods for licence and spectrum fees are determined primarily by reference to the unexpired licence period, the conditions for licence renewal and whether licences are dependent on specific technologies. Amortisation is charged to the income statement on a straight-line basis over the estimated useful lives from the commencement of related network services.

Computer software

Computer software comprises software purchased from third parties as well as the cost of internally developed software. Computer software licences are capitalised on the basis of the costs incurred to acquire and bring into use the specific software. Costs that are directly associated with the production of identifiable and unique software products controlled by the Group, and are probable of producing future economic benefits, are recognised as intangible assets. Direct costs of software development include employee costs and directly attributable overheads.

Software integral to an item of hardware equipment is classified as property, plant and equipment.

Costs associated with maintaining software programs are recognised as an expense when they are incurred.

Amortisation is charged to the income statement on a straight-line basis over the estimated useful life from the date the software is available for use.

Other intangible assets

Other intangible assets, including brands and customer bases, are recorded at fair value at the date of acquisition. Amortisation is charged to the income statement, over the estimated useful lives of intangible assets from the date they are available for use, on a straight-line basis. The amortisation basis adopted for each class of intangible asset reflects the Group’s consumption of the economic benefit from that asset. From 1 April 2019, the Group revised the method of allocating the amortisation of acquired customer base intangibles over their useful economic lives from a sum of digits calculation to a straight-line basis.

Estimated useful lives

The estimated useful lives of finite lived intangible assets are as follows:

– Licence and spectrum fees	3 – 25 years
– Computer software	3 – 5 years
– Brands	1 – 10 years
– Customer bases	2 – 32 years

		Licence and	Computer	Customer
	Goodwill	spectrum fees	software	bases[1]	Other[1]	Total
	€m	€m	€m	€m	€m	€m
Cost:
1 April 2019	89,563	31,606	17,209	6,716	471	145,565
Exchange movements	(563)	(479)	(196)	(271)	(39)	(1,548)
Arising on acquisition	11,752	—	184	5,585	71	17,592
Disposal of subsidiaries	(1,582)	(129)	(409)	(66)	(10)	(2,196)
Additions	—	1,776	2,278	—	7	4,061
Disposals	—	(83)	(2,383)	—	(47)	(2,513)
Other	—	—	85	—	—	85
31 March 2020[2]	99,170	32,691	16,768	11,964	453	161,046
Exchange movements	107	234	43	144	11	539
Arising on acquisition	87	—	—	200	—	287
Additions	—	896	2,462	1	8	3,367
Disposals	—	(293)	(1,651)	(1)	(2)	(1,947)
Other	—	—	211	—	(4)	207
31 March 2021	99,364	33,528	17,833	12,308	466	163,499
Accumulated impairment losses and amortisation:
1 April 2019	66,210	19,004	12,232	6,653	461	104,560
Exchange movements	(103)	(338)	(119)	(231)	(34)	(825)
Impairments	1,685	—	—	—	—	1,685
Disposal of subsidiaries	—	(69)	(305)	(66)	(10)	(450)
Amortisation charge for the year	—	1,833	2,203	349	74	4,459
Disposals	—	(70)	(2,353)	—	(48)	(2,471)
Other	—	—	79	—	—	79
31 March 2020[2]	67,792	20,360	11,737	6,705	443	107,037
Exchange movements	(159)	255	3	131	11	241
Amortisation charge for the year	—	1,721	2,210	488	2	4,421
Disposals	—	(293)	(1,643)	—	(1)	(1,937)
Other	—	—	189	—	(1)	188
31 March 2021	67,633	22,043	12,496	7,324	454	109,950

Net book value:
31 March 2020[2]	31,378	12,331	5,031	5,259	10	54,009
31 March 2021	31,731	11,485	5,337	4,984	12	53,549

Notes:

1Customer bases and Other elements of intangible assets have been presented separately for the current reporting period and the comparative period has been re-presented on the same basis.

2The comparative balances as at 31 March 2020 have been re-presented to reflect that Vodafone Egypt is no longer held for sale. See note 7 “Discontinued operations and assets and liabilities held for sale”. The impact of the re-presentation is to increase the net book value of Goodwill by €107 million, licence and spectrum fees by €324 million, Computer software by €57 million and decrease Other by €2 million compared to amounts previously reported.

For licences and spectrum and other intangible assets, amortisation is included within the cost of sales line within the consolidated income statement.

The net book value and expiry dates of the most significant licences are as follows:

		2021	2020
	Expiry dates	€m	€m
Germany	2025/2033/2040	3,564	4,208
Italy	2029/2037	3,429	3,683
UK	2022/2023/2033/2038/2041	1,383	1,801

The remaining amortisation period for each of the licences in the table above corresponds to the expiry date of the respective licence. A summary of the Group’s most significant spectrum licences can be found on pages 238 and 239.